Exhibit 99.1 Press Release dated June 18, 2009

Revett Elects Tony Alford as New Director at Recently Concluded AGM

Spokane Valley, Washington, June 18, 2009 - Revett Minerals Inc. (TSX:RVM/OTCBB:RVMIF) (“Revett” or the “Company”) is pleased to announce that at its annual and special meeting of the shareholders held on June 16, 2009, shareholders of the company approved all resolutions put before them by management.

Directors elected at the AGM are John G. Shanahan, David R. Lewis, Timothy R. Lindsey and new director Tony L. Alford.

Mr. Alford is the Founder and President of PBA Consultants, Inc. since April 1996, a consulting firm specializing in tax savings and cost reduction services, for many of the fortune 500 companies across the USA. He is also the Founder and CEO of Alford & Associates Inc., a natural resource and real estate investment company. Mr. Alford attended Elon College in North Carolina and Liberty University, in Virginia where he studied business management and marketing. He currently serves as a board member for Wachovia Bank of NC, a Wells Fargo Company and several non profit organizations.

John Shanahan, President/CEO stated, “I would like to welcome Tony to the board, his years of business leadership and experience will be an invaluable asset to the Company as we move forward. I would also like to thank Bill Orchow, Daniel Tellechea and John Hick for their time and commitment and wish them well with their future endeavors. ”

Shareholders also reappointed KPMG LLP, Chartered Accountants, as auditors of the Company and approved an amendment to the Company’s equity incentive plan.

About Revett

Revett Minerals, through its subsidiaries, owns and operates the currently producing Troy Mine and development-stage Rock Creek Project, both located in northwestern Montana, USA. The proven copper–silver reserves at the Troy Mine and significant copper–silver resources at the Rock creek project will form the basis of our plan to become a solid mid-tier base and precious metals producer. Revett plans on expanding production through exploration in and around its current properties, as well as through targeted business combinations of advanced stage projects.

John Shanahan
President & CEO

For more information, please contact:

Doug Ward, VP Corporate Development or Monique Hayes, Corporate/Investor Communications at (509) 921-2294 or visit our website at www.revettminerals.com.

Except for the statements of historical fact contained herein, the information presented in this press release may contain “forward–looking statements” within the meaning of applicable

Canadian securities legislation and The Private Securities Litigation Reform Act of 1995. Generally, these forward looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects”, or “does not expect”, “is expected”, “is not expected”, “budget”, “plans”, “schedule”, “estimates”, “forecasts”, “intends”, “anticipates”, “or does not anticipate” or “believes” or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will ”, “occur” or “be achieved”. Actual results and developments could be affected by development risks and production risks, our challenging working capital position and our inability to continue to fund operations, as well as those factors discussed in the section entitled “Risk Factors” in the Form 10-K filed on SEDAR at www.sedar.com and with the SEC on EDGAR. Although the Company has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Revett Minerals does not undertake to update any forward-looking statements that are incorporated by reference herein, except in accordance with applicable securities laws.